MANNING & NAPIER FUND, INC.

(the “Fund”)

International Disciplined Value Series – Class S and I

(the “Series”)

Supplement dated March 12, 2018 to the Statement of Additional Information of the Series

dated March 1, 2018 (the “SAI”)

This supplement provides new and additional information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.

1.	Jeffrey M. Tyburski, CFA, has resigned as a member of the Series’ Portfolio Management Team. Accordingly, all references to Mr. Tyburski in the SAI are hereby deleted.

2.	Alex Gurevich has been added to the Series’ portfolio management team. Accordingly, the SAI is hereby supplemented and revised as follows:

a)	The following information is hereby added to the “Portfolio Managers” table:

Name and Title	Fund Management Role	Dollar Range of Equity Securities Beneficially Owned by the Portfolio Manager in the Series covered by this SAI	Aggregate Dollar Range of Equity Securities Beneficially Owned by the Portfolio Manager in all Manning & Napier Fund Series
Alex Gurevich, CFA* Junior Analyst	Member of International Disciplined Value Series Portfolio Management Team	None	Between $1 and $10,000

*	Holdings information as of December 31, 2017.

b)	The following information is hereby added to the “Management of Other Portfolios” table:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accts	Total Assets	Number of Accts	Total Assets	Number of Accts	Total Assets
Alex Gurevich, CFA*	0	$0	5	$2,048,494,649	5,106	$11,734,376,437

*	Information as of December 31, 2017.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI Supp DF2 03/12/2018